Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024
Pacer US Small Cap Cash Cows Growth Leaders ETF (CAFG)
(the “Fund”)
a series of Pacer Funds Trust
Supplement dated June 4, 2026 to the Fund’s Summary Prospectus, the Prospectus, and Statement of Additional Information (“SAI”), each dated August 31, 2025
Effective immediately, the Fund’s Summary Prospectus, Prospectus and SAI are revised to reflect that the Fund is classified as a diversified fund. The specific changes are shown below.
Summary Prospectus & Prospectus
The following sentence is hereby deleted from the “Principal Investment Strategies of the Fund” section in the Summary Prospectus and Prospectus for the Fund:
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
The following paragraph replaces the abovementioned deleted sentence:
The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Index.
The risk description below is hereby added under the Summary section entitled “Principal Risks of Investing in the Fund” for the Fund.
Diversification Risk. The Fund is classified as “diversified” under the 1940 Act. However, the Fund may become “non‑diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Index. Operating as “non-diversified” may make the Fund more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.
The risk description below is hereby deleted under the Summary section entitled “Principal Risks of Investing in the Fund” for the Fund.
Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
In addition, the reference to “Non-Diversification Risk” being applicable to the Fund is deleted from the chart beginning on page 232 of the Prospectus. The reference to “Diversification Risk” being applicable to the Fund is added to the same.
SAI
The first sentence of the first paragraph in the section entitled “DIVERSIFICATION” of the SAI is hereby revised as follows:
Each of CAFG, COWG, PTLC, PTMC, PTEU, PTIN, TRND, GCOW, COWZ, CALF, ICOW, ECOW, HERD, PWS, PEXL, SZNE, PTBD, ALTL, PAMC and FLRT (collectively, the “Diversified Funds”) is “diversified” within the meaning of the 1940 Act.
In addition, the second paragraph in the section entitled “DIVERSIFICATION” of the SAI is hereby revised as follows:
While CAFG, COWG, PTLC, PTMC, PTEU, PTIN, , GCOW, COWZ, CALF, ICOW, ECOW, PWS, PEXL, SZNE, PTBD, ALTL, and PAMC are each “diversified” within the meaning of the 1940 Act, these Funds may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of a Fund’s Index.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.